                                                                   Exhibit 10.16

                          ENGAGEMENT LETTER AGREEMENT


May 17, 2000


Universe2U, Inc.
30 West Beaver Creek
Suite 109
Richmond Hill, Ontario
L4B 3K1 Canada
Attention: Kim Allen

Dear Mr. Allen:

     This letter agreement (this "Agreement") confirms the engagement of First Union Asset Management ("First Union") by Universe2U Inc. (the "Company") as exclusive agent to arrange or facilitate one or more series of private placements of securities of equity securities of the Company (the "Securities") and/or strategic alliance transactions, including, without limitation, a merger or consolidation, a sale, purchase or transfer of assets or formation of a joint venture, or an exchange or tender offer involving outstanding securities (the "Transactions"). The private placements and the Transactions are contemplated to be made pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable securities laws of states and other jurisdictions ("Blue Sky Laws").

1.   Retention.  Subject to the terms and conditions of this Agreement, the
     ---------
Company hereby engages First Union to act on behalf of the Company on a "reasonable efforts" basis as sole and exclusive agent during the Authorization Period (as defined below) to arrange the sale of Securities and consummation of Transactions on terms and conditions satisfactory to the Company, and First Union hereby accepts such engagement.

     The Company understands that, in soliciting purchasers of Securities and in assuming its other obligations hereunder, First Union is acting solely as agent for the Company, and not as principal, except as may be agreed pursuant to separate agreements in writing, and that First Union's responsibility is limited to acting on a "reasonable efforts" basis in arranging or facilitating the sale of Securities and consummation of Transactions, with no understanding, expressed or implied, of a commitment on First Union's part to underwrite, purchase or place the Securities or close any Transactions.


                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

     It is understood that First Union is being engaged solely to provide the services described in this Agreement to the Company and that First Union is not acting as an agent or fiduciary of, and shall have no duties or liabilities to, the equity holders of the Company or any third party in connection with its engagement.

During the Authorization Period, except as expressly authorized by First Union, the Company shall not, and shall not permit any affiliates or its or their officers, directors, employees or representatives to, directly or indirectly,
(i) offer any Securities for sale to, or solicit any offer to purchase any Securities from, or otherwise contact, discuss or negotiate with respect to any offer or sale of any Securities or any Transactions with any person, (ii) authorize anyone other than First Union to act on behalf of the Company to place any Securities or (iii) have any discussions or negotiations with any person other than First Union with respect to engaging such person as a finder, broker, dealer, agent or financial advisor in connection with any sale of Securities or any Transactions. The Company shall, and shall cause its affiliates and their officers, directors, employees and representatives to, promptly refer to First Union all offers, inquiries and proposals relating to any Securities or any Transactions received at any time during the Authorization Period.

2.   Authorization Period.  First Union's exclusive engagement shall become
     --------------------
effective on the date hereof and, unless extended in writing by the Company and First Union, shall expire three (3) years from the date hereof (the "Termination Date"). The period from the date hereof through the Termination Date is called the "Authorization Period."

3.  Compensation. As compensation to First Union for its services in connection
    ------------
with the sale of Securities or any Transactions contemplated hereby, the Company will pay First Union as follows:

    (a) Simultaneously with the execution of this letter agreement, the Company shall pay First Union a retainer of $___________;

    (b) Simultaneously with each closing of a sale of the Securities or closing of any Transactions in connection herewith, a placement fee equal to 10% of (i) the total proceeds received by the Company or any affiliate in such sale and/or (ii) the aggregate Transaction Value (as defined below) of any closing by the Company, as the case may be, which fee shall be paid to First Union in cash (the "Cash Placement Fee"); and

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

    (c) Simultaneously with each closing of a sale of the Securities or any Transaction in connection herewith, the Company shall issue to First Union and/or its designees, Securities of the Company as shall equal ten percent (10%) of the number of Securities underlying the Securities sold or issued in connection with the Transactions (the "Securities Placement Fee"). The Securities issued to First Union shall: (i) be duly authorized, validly issued and non-assessable; and (ii) contain unlimited incidental or "piggyback" and two "demand" registration rights (which shall be pari passu with registration rights issued to any purchasers of the Securities) and contain weighted average anti-dilution provisions.

         The payment of the Cash Placement Fee or the Securities Placement Fee shall be a condition to completing each sale of the Securities or any Transaction.

    (d)  Tail Period. The Company shall pay to First Union all compensation
         -----------
         described in this Section 3 with respect to all cash and/or Securities issued to a purchaser or purchasers or Transaction partners at any time prior to the expiration of three years after the Termination Date (the "Tail Period") if (i) such purchaser or purchasers or Transaction partners were identified to the Company by First Union during the Authorization Period, (ii) First Union advised the Company with respect to such purchaser or purchasers or Transaction partners during the Authorization Period or (iii) the Company and First Union had discussions with such purchaser or purchasers or Transaction partners during the Authorization Period.

4.   Obligations.  First Union shall be entitled to its full compensation under
     -----------
Section 3 regardless of the structure of any private placement, sale of Securities or Transactions. Accordingly, Section 3 shall apply to any sale of debt or equity securities by, or any other investment in, any affiliate of the Company and regardless of the terms and conditions thereof. Likewise, for purposes of this Agreement, the word "affiliate" when used with respect to the Company, shall include subsidiaries, parents, and sister companies, the word "purchaser" shall include investors, partners, co-venturers and members and the word "sale" shall include place and similar words. If such structure does not consist solely of a sale of common stock of the Company, appropriate adjustments shall be made to the terms and conditions of the Securities so that First Union receives the full benefit intended to be afforded by Section 3.

5.   Expenses.  Regardless of whether the private placement or sale of
     --------
Securities is consummated, the Company will pay or cause to be paid the Company's expenses in

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------
connection herewith and therewith, including: (i) the reasonable fees and disbursements of the Company's counsel, accountants and other representatives and advisers; (ii) the expenses in connection with the placement of Securities or the Transactions, definitive documents and other material in connection herewith and therewith; (iii) the expenses in connection with the qualification of Securities for offering and sale under Blue Sky Laws, including filing fees and fees and disbursements of counsel for First Union in connection with reviewing applicable Blue Sky Laws and preparing filings thereunder; (iv) the costs of preparing certificates representing Securities; (v) the charges of any escrow agent, transfer agent or registrar; and (vi) all other costs and expenses incident to the performance of the Company's obligations hereunder and under definitive documents (including, without limitation, any taxes payable in connection with the issuance, sale and delivery of the Securities).

6.   Reimbursements. Regardless of whether the sale of Securities or any
     --------------
Transaction is consummated, the Company shall reimburse First Union, upon request made from time to time, for all of its reasonable out-of-pocket expenses incurred in connection with its engagement, including the fees and disbursements of counsel for First Union and the expenses of any travel that may be necessary, including unaccounted-for-expenses in the aggregate amount of $______________ per month during the Authorization Period.

7.   Escrow Account.  All proceeds from sales of Securities shall be deposited
     --------------
in a non-interest bearing escrow.   The appointment of an escrow agent will be
subject to approval by the Company, which approval shall not be unreasonably withheld. All fees and expense reimbursements due to First Union shall be paid out of the proceeds held in the escrow account at each such closing. The escrow agreement shall contain provisions giving effect to this Section 7.

8.   Representations, Warranties and Covenants of the Company. The Company
     --------------------------------------------------------
represents and warrants to, and covenants with, First Union as follows:

     (a) Neither the Company nor any person acting on its behalf has taken, and the Company shall not and shall not permit its affiliates to take, directly or indirectly, any action so as to cause any of the transactions contemplated by this Agreement to fail to be entitled to exemption from registration or qualification under all applicable securities laws or that constitutes general advertising or general solicitation (as those terms are used in the Securities Act) with respect to the Securities.

     (b) The Company shall, and shall cause its affiliates to, from time to time, take such action as First Union may reasonably request to qualify

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

          Securities for offering and sale as a private placement under the securities laws of such states or other jurisdictions as First Union may reasonably request and to comply with such laws so as to permit such offers and sales.

     (c) The Company shall, and shall cause its affiliates to, make available to First Union, or have professionally prepared at the Company's expense, all financial statements, projections, appraisals, surveys and other information that in First Union's reasonable judgment shall be necessary or appropriate for the proper marketing of Securities and/or Transactions. The Company shall, and shall cause its affiliates to, upon reasonable request, cause the Company's directors, officers, personnel, counsel, accountants and other representatives to meet with First Union or its representatives to discuss all information relevant for disclosure and to cooperate in any reasonable diligence requested by First Union or its representatives (including the production of information at the Company's offices or copies of such information at the offices of First Union and its counsel) for the purpose of confirming the accuracy and completeness of statements contained in our disclosure.

     (d) Any private placement or Transaction memorandum as of the date thereof and as of the closing date of each sale of Securities or Transactions will be complete and correct in all material respects and will not knowingly contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company shall advise First Union immediately of the occurrence of any event or circumstance that results in the private placement memorandum containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, and shall furnish to First Union copies of amended or supplemented private placement memorandum that correct such statement or omission in such quantities as First Union may from time to time reasonably request. All financial or other projections included in the private placement or Transaction memorandum will be prepared in good faith on the basis of reasonable assumptions. The Company acknowledges that First Union (i) will be using and relying primarily on the information in the private placement or Transaction memorandum and information available from generally recognized public sources in performing the services

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------
          contemplated hereunder without having independently verified the same,
          (ii) does not assume responsibility for the accuracy or completeness of such information or of the private placement memorandum, and (iii) will not make any appraisal of any assets of the Company.

     (e) The Company has full corporate power and authority to execute and deliver this Agreement on behalf of itself and its affiliates and to perform its obligations hereunder, and all consents, authorizations, approvals and orders required in connection with the execution, delivery and performance hereof have been obtained. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that the enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and general principles of equity. The execution, delivery and performance of this Agreement will not conflict with, result in a breach of any of the terms or provisions of or constitute a violation or a default under any material agreement or instrument to which the Company is a party or by which the Company is bound.

     (f) The Company shall take and shall cause its affiliates to take such actions as may be required to cause compliance with Section 11 below. First Union acknowledges that the Company may cause its affiliates to perform any of its obligations hereunder; provided, however, that the Company's intention to do so (or any action by the Company or First Union in respect thereof) shall not relieve the Company from its obligation to perform such obligations when due.

     (g) The Company shall cause counsel to the Company to deliver, at each closing of the private placement, an opinion, addressed to First Union and to purchasers, covering such matters as are typically covered in opinions delivered in connection with private placements (including an opinion to the effect that the private placement is exempt from registration under the Securities Act) in form and substance reasonably acceptable to First Union and its counsel. The Company shall also cause to be furnished to First Union at each closing of the private placement, (i) copies of all other legal opinions, "comfort" letters, certificates, agreements and other documents furnished to purchasers on such closing date and (ii) copies of all filings made by the Company with the Securities and Exchange Commission or Blue Sky Law administrators, in each case, in form and substance reasonably satisfactory to First Union.

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

9.   Representations, Warranties and Covenants of First Union.  First Union
     --------------------------------------------------------
represents and warrants to, and covenants with, the Company as follows:

     (a) Neither First Union, its affiliates nor any person acting on behalf of First Union or any of such affiliates has engaged or will engage in any general solicitation or general advertising (as those terms are used in the Securities Act) with respect to the Securities.

     (b) First Union will use its best efforts to conduct the offering and sale of Securities so that Securities are sold in a transaction or series of transactions exempt from registration under the Securities Act.

     (c) First Union will send any private placement or Transaction memorandum only to persons that First Union reasonably believes are "accredited investors" (as defined under Rule 501(a) of the Securities Act) who are residents of states or other jurisdictions identified by First Union to the Company or its counsel.

     (d) First Union will not make any representation or warranty as to the Securities or the Company, except those set forth in the private placement or Transaction memorandum.

10.  Indemnification.  The Company agrees to the indemnification and other
     ---------------
agreements set forth in the attached Indemnification Letter, the provisions of which are incorporated herein by reference.

11.  Right of First Refusal.  First Union shall have a right of first refusal
     -----------------------
(a) from the date hereof until three years after the first closing date of the private placement, to act as (i) the sole and exclusive placement agent in connection with any private sale of any equity securities (including any private sale of any securities convertible into or exchangeable or exercisable for equity securities) of the Company and (ii) the lead placement agent in connection with any private sale of any debt securities of the Company, and (b) from the date hereof until three years after the first closing date of the private placement, to act as the sole and exclusive financial advisor to the Company in connection with any transaction involving the Company. The Company shall compensate First Union for services in connection with any sale described in clause (a) (i) or (a) (ii) above or any transaction described in clause (b) above in an amount that reflects First Union's normal and customary compensation for such services, as agreed between the Company and First Union in good faith.

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

12.  Definition of Transaction Value.  "Transaction Value" shall include the
     -------------------------------
total proceeds and other consideration paid or received or to be paid or received in connection with a Transaction (including amounts paid in escrow), including: (i) cash; (ii) notes, securities and other property; (iii) liabilities, including debt, pension, severance and retirement liabilities and guarantees, assumed or extinguished; (iv) payments to be made in installments;
(v) amounts payable under management, employment or consulting agreements, agreements not to compete or similar arrangements (but not including payments to management, employees or consultants for specified future services having a term in excess of one year and requiring a commitment of at least a substantial portion of the manager's, employee's or consultant's time); (vi) contingent payments (whether or not related to future earnings or operations); and (vii) dividends and distributions to stockholders and other equity holders in anticipation of a Transaction and cash and other current assets (net of current liabilities) retained in connection with a Transaction. If Transaction Value is paid in whole or in part in the form of securities or other non-cash consideration, such consideration shall be valued at the fair market value thereof on the day prior to the closing date of the Transaction; provided that, to the extent such consideration consists of securities with an existing public trading market, such consideration shall be valued at the average of the closing sales price for such securities on the five trading days prior to the closing date of the Transaction.

13.  Survival of Certain Provisions.  The expense, indemnification,
     ------------------------------
reimbursement and contribution obligations of the Company provided herein and in the attached Indemnification Agreement, First Union's rights to compensation (the term compensation includes all fees, amounts and Securities due or which may become due under Sections 4 and 12) provided herein and First Union's rights under Sections 8 and 11 shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any transaction described herein, (ii) any investigation made by or on behalf of First Union and (iii) any termination or the completion or expiration of this Agreement or First Union's engagement hereunder.

14.  Notices.  Notice given pursuant to any of the provisions of this Agreement
     -------
shall be given in writing and shall be sent by certified mail, return receipt request or recognized overnight courier or personally delivered (a) if to the Company, to Universe2U, 30 West Beaver Creek, Suite 109, Richmond Hill, Ontario, L4B 3K1, Canada, Attention: Kim Allen, (b) if to First Union, to its office c/o Lion Corporate Services, Cumberland House, 27 Cumberland Street, Nassau, Bahamas, attention: Barry Herman.

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

15.  Future Advertisements. The Company agrees that First Union has the right to
     ---------------------
place advertisements describing its services to the Company under this Agreement in financial and other newspapers and journals at its own expense following the first closing date of the private placement.

16.  Confidentiality. No financial advice rendered by First Union pursuant to
     ---------------
this Agreement may be disclosed publicly in any manner without First Union's prior written approval, except as may be required by law, regulation or court order but subject to the limitation below. If the Company is required or reasonably expects to be required to disclose any advice, the Company shall provide First Union with prompt notice thereof so that First Union may seek a protective order or other appropriate remedy and take reasonable efforts to assure that all of such advice disclosed will be covered by such order or other remedy. Whether or not such a protective order or other remedy is obtained, the Company will and will cause its affiliates to disclose only that portion of such advice that the Company is so required to disclose.

17.  Miscellaneous.  This Agreement (including the attached Indemnification
     -------------
Letter) sets forth the entire agreement between the parties, supersedes and merges all prior written or oral agreements with respect to the subject matter hereof, may only be amended in writing and shall be governed by the laws of the State of Delaware. The parties shall make reasonable efforts to resolve any dispute concerning this Agreement, its construction or its alleged breach by face-to-face negotiations. All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Toronto, Ontario. The arbitration shall be conducted in the English language. If any controversy involves or requires the application of law, this Agreement shall be interpreted in accordance with the laws of the State of Delaware, provided, however, that the interpretation and enforceability of this agreement shall be governed by and construed in accord with the international conventions of arbitration to which the parties hereto are adherents, as such conventions are in effect as of the date of arbitration.

     This Agreement may not be assigned by either party without the prior written consent of the other party.

     If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not effect such provision in any other respect or any other provision of this Agreement.

                            [Signature Page Follows]




                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------

          Please confirm that the foregoing correctly sets forth our agreement by initialing each page, signing below and returning to First Union the fully executed enclosed duplicate copy of this Agreement.

                         Very truly yours,

                         FIRST UNION ASSET MANAGEMENT.



                         By: /s/ Barry Herman
                             ------------------------
                         Name:  Barry Herman
                         Title: President


Accepted and agreed to as of
the date first written above

Universe2U, Inc.


By: /s/ Angelo Boujos
    -----------------
Name:  Angelo Boujos
Title: Chairman

                                 INDEMNFICATION
                                 --------------



Name of Client:  Universe2U, Inc.
Date:            May 17, 2000



In the event that First Union Asset Management ( First Union") becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of Universe2U, Inc., (the "Company"), in connection with or as a result of either our engagement or any matter referred to in this letter, the Company periodically will reimburse First Union for its reasonable legal and other out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith; provided, however, that if it is found in any such action, proceeding or investigation that any loss, claim, damage or liability of First Union has resulted from the gross negligence or bad faith of First Union in performing the services which are the subject of this letter, such party shall repay such portion of the reimbursed amounts paid to it that is attributable to expenses incurred in relation to the act or omission of such party which is the subject of such finding. The Company also will indemnify and hold harmless First Union as a result of either our engagement or any matter referred to in this letter, except to the extent that any such loss, claim, damage or liability results from the gross negligence or bad faith of First Union in performing the services that are the subject of this letter. If for any reason (other than pursuant to the terms hereof) the foregoing indemnification is unavailable to First Union or insufficient to hold First Union harmless, then the Company shall contribute to the amount paid or payable to First Union as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative economic interests of the Company and its stockholders on the one hand and the party entitled to contribution on the other hand in the matters contemplated by this letter as well as the relative fault of the Company and such party with respect to such loss, claim, damage or liability and any other relevant equitable considerations; provided that in any event the aggregate contribution of First Union to all losses, claims, damages, liabilities and expenses with respect to which contribution is available hereunder will not exceed the amount of fees actually received by First Union pursuant to this letter, unless there is a final judicial determination of gross negligence or bad faith on the part of such party in performing the services that are the subject of this letter.

The reimbursement, indemnity and contribution obligations of the Company under this Indemnification Letter shall be in addition to any liability which the Company may

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------
otherwise have and shall extend upon the same terms and conditions to any affiliate of First Union and the partners, directors, agents, officers, employees, and controlling persons (if any), of First Union, or any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, First Union, or any such affiliate and any such person. The Company also agrees that neither First Union nor any of its affiliates, partners, directors, agents, officers, employees or controlling persons of each, shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either our engagement or any matter referred to in this letter except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or bad faith of First Union in performing the services that are the subject of this letter.

In case any action shall be brought against First Union with respect to which indemnity may be sought against the Company under this letter agreement, First Union shall promptly notify the Company in writing (provided that the failure to notify the Company will release the Company from the obligation to indemnify such party only if, and to the extent that such failure results in the forfeiture by the Company of substantial rights and defenses but shall not release the Company from its obligation to provide reimbursement and contribution to such party) and the Company shall be entitled to assume the defense thereof, including the employment of counsel reasonably satisfactory to First Union (who shall not be counsel to the Company, except with the consent of First Union, which consent shall not be unreasonably withheld), and payment of all fees and expenses. First Union shall have the right to employ separate counsel to represent it in such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of First Union, unless: (i) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to First Union as applicable in accordance with the preceding sentence, or (ii) the indemnified party or parties shall have been advised by counsel that there exists actual or potential conflicting interests between the Company and such indemnified party or parties, including situations in which one or more legal defenses may be available to such party or parties that are different from or additional to those available to the Company; provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, in addition to any local counsel. In addition, the Company shall not be liable for any settlement of any such action effected without the written consent of the Company, which consent shall not be unreasonably withheld. The Company shall not consent to the terms of any compromise or settlement of any action defended by the Company in accordance with the foregoing without the prior consent of the indemnified

                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------
party or parties, which consent shall not be unreasonably withheld. The provisions of this Indemnification Letter shall survive any termination or completion by any party of the engagement provided by this letter agreement and this letter agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.




                                                                   Initials
                                                                   --------

                                          Universe2U, By:           /s/ AB
                                                           ---------------------
                                          First Union, By:          /s/ BH
                                                           ---------------------